UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2018 (November 27, 2018)

Majesco

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement

On November 27, 2018 (the “Effective Date”), Majesco (“Majesco” or the “Company”) entered into a share purchase agreement (the “Agreement”) for the acquisition of all the issued share capital (collectively, the “Securities”) of Exaxe Holdings Limited, a private limited company incorporated in Ireland (“Exaxe”). On the Effective Date, the Company consummated the purchase of 90% of the Securities. The Company has agreed to purchase, and the sellers have agreed to sell to the Company, the remaining 10% of the Securities on August 1, 2019.

In consideration for the purchase of the Securities, on the Effective Date, the Company paid the sellers EUR 6,392,009.80. In addition, the Company agreed to make an additional payment to the sellers of EUR 716,612.20 for the remainder of the Securities on August 1, 2019.

The Company also agreed to make certain earnout payments to the sellers if certain adjusted EBITDA (as defined in the Agreement) targets for Exaxe are met. If adjusted EBITDA for Exaxe for the period of January 1, 2019 through December 31, 2019 is at least equal to 75% of the adjusted EBITDA target for such year, the Company has agreed to pay EUR 625,000 to the sellers and an additional EUR 25,000 for each full 1% increase above 75%, up to a maximum of 100% (with a maximum earnout payment amount not to exceed EUR 1,250,000). If adjusted EBITDA for Exaxe for the period of January 1, 2020 through December 31, 2020 is at least equal to 75% of the adjusted EBITDA target for such year, the Company has agreed to pay EUR 750,0000 to the sellers and an additional EUR 30,000 for each full 1% increase above 75%, up to a maximum of 100% (with a maximum earnout payment amount not to exceed EUR 1,500,000). If adjusted EBITDA for Exaxe for the period of January 1, 2021 through December 31, 2021 is at least equal to 75% of the adjusted EBITDA target for such year, the Company has agreed to pay EUR 875,000 to the sellers and an additional EUR 35,000 for each full 1% increase above 75%, up to a maximum of 100% (with a maximum earnout payment amount not to exceed EUR 1,750,000). In lieu of being paid to the sellers, a portion of these earn-out payments will be paid to key employees as bonuses if they remain employed by Exaxe at the earnout payment date. The Company may also withhold 15% of any earnout payment if a seller who is a key employee leaves the employment of Exaxe prior to the end of the earnout period (other than due to death, serious illness, compassionate grounds, by mutual agreement or termination for cause or misconduct). The Company will also be entitled to withhold and off set against any earnout payment such amounts due and payable or which may become due and payable by the sellers to the Company with respect to claims under the Agreement and related transaction documents.

The entire earnout amount of EUR 4,500,000 (less any portion already paid) will become due and payable upon a sale of beneficial interests in a majority of the outstanding shares of Exaxe or its subsidiary or a sale or other disposal in whole or substantial part of the undertaking or assets of Exaxe or its subsidiary before the end of the earnout period.

The Company will also be restricted from making certain changes to the business of Exaxe, or diverting or redirecting Exaxe’s orders, revenue, customers, clients, suppliers or employees during the earnout period.

In connection with the transaction, on the Effective Date, Exaxe Limited, a subsidiary of Exaxe, entered into employment agreements with each of Norman Carroll (the Chief Executive Officer of Exaxe) and Philip Naughton (the Executive Director – Business Development of Exaxe) pursuant to which Norman Carroll and Philip Naughton will act as SVP Ireland/UK Operations and Executive Director Business Development of Exaxe Limited, respectively. The Company agreed to grant Norman Carroll and Philip Naughton stock options awards with respect to such number of shares of the Company’s common stock having an aggregate value of EUR 1,000,000 pursuant to the Company’s 2015 equity incentive plan.

In addition, in connection with the transaction, the parties have agreed to enter into a revised lease agreement with certain sellers (including Norman Carroll and Philip Naughton) for certain real property facilities leased by Exaxe Limited.

The parties to the Agreement made representations and warranties and agreed to indemnities and covenants that are customary for transactions of this nature, subject to exclusions and limitations.

The Company funded the purchase price at closing with available cash on hand and available borrowings under its credit facilities.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On the Effective Date, the Company completed the purchase of 90% of the Securities. Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.01 by reference.

ITEM 7.01	Regulation FD Disclosure

A copy of the press release issued by the Company concerning the foregoing is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

In accordance with Item 9.01(a)(4) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition of Exaxe.

(a)	Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition of Exaxe.

(d)	Exhibits.

2.1(1)(2)	Share Purchase Agreement between the Company and the sellers of the securities of Exaxe Holdings Limited

99.1	Press release dated November 27, 2018

(1)       Confidential treatment has been requested for a portion of this exhibit, and such confidential portion has been deleted and filed separately with the SEC pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

(2)       Schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Majesco agrees to furnish supplementally a copy of any such omitted schedules or attachments to the SEC upon request; provided, however, that Majesco may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any schedule or attachment so furnished.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Majesco

By:	/s/ Farid Kazani
Farid Kazani, Chief Financial Officer

Date: November 29, 2018

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